SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549



                             FORM 8-K



                          CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported) August 31, 1995



                                  Rentrak Corporation
                (Exact Name of Registrant as Specified in its Charter)



            Oregon                      D-15159             93-0780536
            (State or Other             (Commission File    (I.R.S. Employer
            Jurisdiction of             Number)             Identification No.)
            Incorporation)


            7227 N.E. 55th Avenue,
            Portland,  Oregon                                  97218
            (Address of Principal Executive                    (Zip Code)
            Offices)


                                   (503) 284-7581
                  (Registrant's Telephone Number, Including Area Code)


                                         N/A
             (Former Name or Former Address, if Changed Since Last Report)



                           Index to Exhibits appears at page 2.





   Item 7. Financial Statements and Exhibits

   In form 8-K's dated August 25, 1995 and August 31, 1995, the Company reported its acquisition of certain assets constituting the retail video business of Supercenter Entertainment Corporation ("SEC") pursuant to an Asset Purchase Agreement by and among the Company, SEC and Jack Silverman, the principal shareholder of SEC. A copy of the Agreement was previously filed as Exhibit 1 to the Company's Form 8-K dated August 25, 1995. The following historical and pro forma financial statements are included in this Form 8-K in connection with such acquisition.

   (a)  Financial Statements for Businesses Acquired

        Audited Financial Statements
        1)     Audited Balance Sheets as of December 31, 1994 and 1993
        2) Audited Statements of Operations for years ended December 31, 1994 and 1993
        3)    Notes to Financial Statements

        Unaudited Financial Statements
        1)   Unaudited Balance Sheet as of June 30, 1995
        2) Unaudited Statement of Operations for the six month period ended June 30, 1995

   (b)  Pro Forma Financial Information

        1) Unaudited Pro Forma Statements of Operations for the six month period ended September 30, 1995

        2) Unaudited Pro Forma Statements of Operations for the year ended March 31, 1995

        3)  Notes to Pro Forma Financial Statement



                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   November 14, 1995


                                       RENTRAK CORPORATION

                                          /s/ F. Kim Cox

                                       By:
                                       Name:    F. Kim Cox
                                       Title:   Executive Vice President
                                                and Secretary